Exhibit 10.13




                             SUBSCRIPTION AGREEMENT

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THE INTERESTS SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND TRANSFER OF THE INTERESTS IS RESTRICTED BY THE TERMS OF THIS AGREEMENT AND OF THE PARTNERSHIP AGREEMENT AND BY APPLICABLE LAW.

                             SUBSCRIPTION AGREEMENT


To:      PHT RESENDEZ PARTNERS, L.P.

Gentlemen:

1. Subscription. The undersigned hereby subscribes for and agrees to purchase Limited Partnership Interests ("Interests") in PHT Resendez Partners, L.P., a Delaware limited partnership ("the Partnership"). The number of Interests which the undersigned hereby subscribes for and agrees to purchase are set forth on the Signature Page and Power of Attorney attached hereto.

2. Payment.

         (a) At the time of delivery of these completed subscription materials to the General Partner, a Purchaser must fund 100% of its initial Capital Contribution (as defined in the Limited Partnership Agreement of the Partnership (the "Partnership Agreement")) by wire transfer in accordance with the wire transfer instructions included on the Instructions page.

         (b) The undersigned understands that the amount funded by the undersigned pursuant to this Paragraph 2 will be held until a closing on the Interests has occurred. If the General Partner allocates fewer Interests to the Purchaser than the Purchaser has subscribed for, or rejects the Purchaser's subscription, that portion of the initial Capital Contribution in excess of the final initial Capital Contribution will promptly be refunded with interest earned thereon, if any.

3. Representations, Warranties and Covenants. By executing this Subscription Agreement, the undersigned further:

         (a) acknowledges that the undersigned has received, carefully read and understands the Partnership Agreement and all exhibits thereto, and the Disclosure Materials dated December 11, 2004 (collectively, the "Offering Materials"), has based a decision to invest on the information contained in the Offering Materials and has not been furnished with any other offering literature or prospectus.

         (b) represents and warrants that the undersigned is acquiring the Interests for the account of the undersigned as principal for investment and not with a view toward resale or distribution thereof, provided that the Interests may be resold if registered under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an applicable exemption therefrom.


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         (c) represents and warrants that the undersigned has, together with the
Purchaser Representative for the undersigned, if any, such knowledge and experience in financial and business matters that he, she or its is capable of evaluating the merits and risks of the investment in the Interests.

         (d) represents and warrants that (i) if an individual, the undersigned is at least twenty-one (21) years of age, (ii) the undersigned maintains his or her domicile (and is not a transient or temporary resident) at the address shown below, (iii) if an individual, the undersigned has adequate means of providing for his or her current needs and personal contingencies, (iv) the undersigned has no need for liquidity in his investment in the Interests, (v) all of the undersigned's investments in and commitments to nonliquid investments are, and after a purchase of the Interests will be, reasonable in relation to the undersigned's net worth and current needs, (vi) the undersigned is able to bear the economic risk of losing the entire investment in the Interests, and (vii) the personal financial information provided by the undersigned accurately reflects the undersigned's financial condition, with respect to which the undersigned does not anticipate any material adverse changes.

         (e) understands that the General Partner shall have the right, in its sole discretion, to accept or reject this subscription, in whole or in part, at any time prior to closing, or to allocate to the undersigned only part of the Interests for which the undersigned has subscribed. The General Partner will notify the undersigned whether this subscription is accepted or rejected. In the event the subscription is rejected, the undersigned's payment will be returned with interest earned thereon, if any, and all of the undersigned's obligations hereunder shall terminate.

         (f) understands that if the undersigned is in default pursuant to the Partnership Agreement, the undersigned's Interests may be sold.

         (g) understands that the Interests have not been registered under the Securities Act, or the securities laws of any state and, as a result thereof, are subject to substantial restrictions on transfer.

         (h) agrees that the undersigned will not sell or otherwise transfer the Interests or any interest therein except as permitted pursuant to Article VIII of the Partnership Agreement.

         (i) understands that (i) the Partnership has no obligation or intention to register the Interests for resale under any federal or state securities laws, or to take any action (including the filing of reports or the publication of information required by Rule 144 under the Securities Act) which would make available any exemption from the registration requirements of such laws, and
(ii) therefore, the undersigned may be precluded from selling or otherwise transferring or disposing of the Interests or any portion thereof and may have to bear the economic risk of investment in the Interests for the term of the Partnership.

         (j) understands that an investment in the Partnership involves certain risks and has taken full cognizance of and understands all of the risk factors relating to the purchase of Interests, including those set forth in the Risk Factors discussion included in the Disclosure Materials.



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         (k) understands that the Offering Materials and other information furnished by the Partnership and the General Partner do not constitute investment, accounting, legal or tax advice. The undersigned, in making this investment, is relying, if at all, solely upon the advice of the undersigned's personal tax advisers with respect to the federal and/or state tax aspects of an investment in the Partnership, and neither the Partnership nor the General Partner has made any representation regarding the tax consequences of investment in the Interests.

         (l) understands that no federal or state agency has approved or disapproved the Interests, passed upon or endorsed the merits of the offering thereof, or made any finding or determination as to the fairness of the Interests for investment.

         (m) acknowledges that the undersigned has had an opportunity to consult with counsel and other advisers about an investment in the Interests and that all material documents, records and books pertaining to this investment have, on request, been made available to the undersigned and his or her advisers.

         (n) acknowledges that by executing the Signature Page and Power of Attorney attached hereto, the undersigned is appointing the General Partner (and any additional or substitute general partner) to be the agent and attorney-in-fact of the undersigned for certain purposes.

         (o) acknowledges that, if the undersigned is purchasing the Interests subscribed for hereby in a fiduciary capacity, the representations and warranties in this Paragraph 3 shall be deemed to have been made on behalf of the person or persons for whom the undersigned is so purchasing.

         (p) acknowledges that the Partnership has made available to the undersigned and his or her advisors and Purchaser Representative, if any, the opportunity to ask questions of, and receive answers from, the Partnership concerning the terms and conditions of the offering and to obtain any additional information, to the extent that the Partnership possesses such information, or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information given to him, her or them or otherwise make an informed investment decision.

         (q) acknowledges that, if the undersigned has used the services of a Purchaser Representative in connection with an investment in the Partnership, such Purchaser Representative has disclosed, by submitting to the undersigned a Purchaser Representative Letter, in the form given to the undersigned by the Partnership, any material relationship between such Purchaser Representative or such Purchaser Representative's affiliates and the Partnership and its affiliates, which now exists or mutually is understood to be contemplated or which has existed at any time during the previous two (2) years, and further setting forth any compensation received or to be received as a result of such relationship.

         (r) represents and warrants that, except as otherwise disclosed to the Partnership in writing, the undersigned does not own, directly or indirectly (within the meaning of the attribution rules set forth in Section 318 of the Internal Revenue Code of 1986, as amended), any stock or other interests in the General Partner or any member of its affiliated group, as that term is defined in Section 1504(a) of the Internal Revenue Code of 1986, as amended.



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         (s) understands that the Interests are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Partnership, the General Partner and controlling persons thereof are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire Interests.

         (t) represents and warrants that the information set forth herein and in the Confidential Purchaser Questionnaire concerning the undersigned is true and correct.

         (u) understands that the Partnership will not register as an investment company under the Investment Company Act by virtue of an exemption pursuant to Sections 3(b)(1), 3(c)(1) or 3(c)(7). Accordingly, the protections afforded by the Investment Company Act will not be available to the undersigned in connection with an investment in the Partnership. Further, in this regard, if the undersigned is a corporation, trust, partnership or other organization, the undersigned represents that it is not being organized for the sole purpose of investing in the Partnership.

         (v) covenants that, for so long as the undersigned is a Limited Partner of the Partnership, the undersigned will not take any action or fail to take any action that would cause any of the representations or warranties contained in this Section 3 to be untrue.

4. Indemnification. The undersigned understands the meaning of the representations made by the undersigned in this Subscription Agreement and hereby agrees to indemnify and hold harmless the Partnership, the General Partner, other Partners of the Partnership, and all persons deemed to be in control of any of the foregoing, and to hold such persons and firms harmless from and against, any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, to which they may be put or which they may incur by reason of, or in connection with (i) any misstatement, misrepresentation or omission made by or on behalf of the undersigned with respect to the matters about which representations and warranties are required by the terms of this Subscription Agreement; or (ii) any breach of any such warranties or any failure to fulfill any covenants or agreements set forth herein or in the Partnership Agreement, including, but not limited to, any sale, transfer or other disposition of all or any part of the Interests to or by the undersigned in violation of the Securities Act or other applicable law. This Subscription Agreement and the representations and warranties contained herein and repeated in the Partnership Agreement shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. All such representations shall survive the delivery of this Subscription Agreement and the purchase by the undersigned of any Interests.

5. Binding Nature. Upon acceptance by the General Partner of the subscription of the undersigned, the undersigned agrees to become a Limited Partner of the Partnership and to be bound by the terms of the Partnership Agreement. The undersigned acknowledges and agrees that this subscription shall survive: (i) changes in the transactions, documents and instruments described in the Offering Materials which, in the aggregate, are not material or which are contemplated by the Offering Materials, and (ii) the death, disability or incapacity of the undersigned, and may not be canceled, terminated, modified or revoked by the undersigned unless not accepted by the General Partner.



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6. Miscellaneous. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the case may be and as the context may require. This Subscription Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements or understandings of the parties related hereto. This Subscription Agreement may only be modified or amended by an instrument in writing signed by all parties hereto. All capitalized terms used but not defined in this Subscription
Agreement shall have the meanings set forth in the Offering Materials.




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                           PHT RESENDEZ PARTNERS, L.P.
                      SIGNATURE PAGE AND POWER OF ATTORNEY


         The undersigned, desiring to become a Limited Partner of PHT Resendez Partners, L.P. ("the Partnership"), by executing this Signature Page and Power of Attorney, hereby executes, adopts and agrees to all terms, conditions and representations of the Subscription Agreement and the Limited Partnership Agreement of the Partnership (the "Partnership Agreement"). The undersigned further constitutes and appoints the General Partner (and any additional or substitute general partner), the Partners of the General Partner, and any partner, member, officer or director thereof, the true and lawful attorney-in-fact of the undersigned with full power of substitution, with such attorney having full power and authority to act for the undersigned and, in the undersigned's name, place and stead, (i) to execute, acknowledge, deliver, swear to, certify, verify, publish, file and record any amendment or amendments to the Partnership's Certificate of Limited Partnership for the purpose of adding the undersigned and others as Limited Partners of the Partnership, as contemplated by the Partnership Agreement (which amendments the undersigned hereby joins in and executes), and of otherwise amending said Certificate and Partnership Agreement, provided such actions are authorized in accordance with the provisions of the Partnership Agreement; and (ii) to take any and all other action on the undersigned's behalf as is authorized in said Partnership Agreement. The power of attorney hereby granted shall be deemed to be coupled with an interest, shall be irrevocable and shall survive the death or incompetency of the undersigned.


Amount being funded as payment of initial Capital Contribution for Limited
Partnership Interests Purchased:                     $500,000





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SUBSCRIBER(S):

Individuals sign below:


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Signature                                         Social Security Number


----------------------------                      Date: ____________, 2004
Print Name


Partnerships, Corporations, Trusts and other entities sign below:

Name of Entity: Maverick Oil and Gas, Inc.

98-0377027
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Taxpayer Identification Number



By:  /Michael Garland/                        Date: October 5, 2004
   ---------------------------------                -------------------
     Name: Michael Garland
           ---------------------------
     Title: Chief Executive Officer
           ---------------------------


All Subscribers, please complete the following:

Residence Address (Principal Place          Mailing Address, if different from
of Business)                                Residence Address:

22 Park Crescent
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London W1B 1PE United Kingdom
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The foregoing  subscription for PHT Resendez  Partners,  L.P. is hereby accepted this _____ day of  ______________, 2004

                                  BY:  PHT Gas, LLC, General Partner
                                  By:  RMS Advisors, Inc., Manager


                                  By:    /s/ Howard M. Appel
                                     -----------------------------------
                                      Howard M. Appel, President




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